Exhibit 10.24

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30	1. REQUISITION NUMBER OS259397	PAGE OF
		1	17

2. CONTRACT NO. 75A50120C00167	3. AWARD/ EFFECTIVE DATE 8/17/2020	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE

7. FOR SOLICITATION INFORMATION CALL:	a. NAME KIMBERLY GOLDEN	b. TELEPHONE NUMBER	(No collect calls)	8. OFFER DUE DATE/LOCAL TIME

9. ISSUED BY	CODE	ASPR/SNS	10. THIS ACQUISITION IS	☒ UNRESTRICTED OR	☐ SET ASIDE: % FOR:
ASPR/SNS ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341			☐ SMALL BUSINESS ☐ HUBZONE SMALL BUSINESS ☐ SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS	☐ WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM ☐ EDWOSB ☐ 8(A)	NAICS: 334510 SIZE STANDARD: 1,250

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED ☒ SEE SCHEDULE	12. DISCOUNT TERMS		☐ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	13b. RATING
14. METHOD OF SOLICITATION ☐ RFQ ☐ IFB ☐ RFP
15. DELIVER TO	CODE	OS	16. ADMINISTERED BY	CODE	ASPR/SNS
Office of the Secretary 200 Independence Ave. S.W. Washington DC 20201			US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341x
17a. CONTRACTOR/ CODE OFFEROR	1261480	FACILITY CODE	18a PAYMENT WILL BE MADE BY	CODE	PSC
OUTSET MEDICAL, INC. 1830 BERING DR SAN JOSE CA 951124212 TELEPHONE NO. 503-7029960			PSC Program Support Center 7700 Wisconsin Ave Bethesda MD 20814
☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER			18c SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
Tax ID Number: 20-0514392
DUNS Number: 788744477
Delivery: 08/16/2022
Appr. Yr.: 2020 CAN: 199SN20 Object Class: 26067
Period of Performance: 08/17/2020 to 08/16/2022

Continued ...
(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA 2020.199SN20.26067	26. TOTAL AWARD AMOUNT (For Govt. Use Only) $[***]

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED.

☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED.

ADDENDA ☐ ARE ☐ ARE NOT ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED.

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN _____ COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED.

☐ 29. AWARD OF CONTRACT: ____________ OFFER DATED ___________. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:
30a. SIGNATURE OF OFFEROR/CONTRACTOR /s/ Jamie Lewis	31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER) /s/ Kimberly L. Golden

30b NAME AND TITLE OF SIGNER (Type or print) Jamie Lewis, Senior Vice President of Sales	30c DATE SIGNED 8/18/2020	31b. NAME OF CONTRACTING OFFICER (Type or print) KIMBERLY L. GOLDEN	31c. DATE SIGNED 8/19/2020

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 1449 (REV. 2/2012)

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

PREVIOUS EDITION IS NOT USABLE	Prescribed by GSA - FAR (48 CFR) 53.212

2 of 17

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
1

Dialysis Care Hemodialysis System Lease Dialysis System Refurbishd Units (monthly lease for 24 months)

$[***] Monthly Payment

The contractor shall provide [***] new or refurbished Portable Dialysis Machines at up [***] USG-defined CONUS or OCONUS Locations

[***] - Refurbished at $[***]/month

[***] - New at $[***]/month

Obligated Amount: $[***]

[***]

2

24 Months Routine Maintenance

$[***] Monthly Payment

Provided by contractor within up to [***] USG-defined CONUS or OCONUS locations Includes weekly chemical disinfection, filter replacement and other routine maintenance as required.

Obligated Amount: $[***]

Continued ...

[***]

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED            ☐ INSPECTED            ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE		32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE			32f TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE
32g E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE
33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED	36. PAYMENT	37. CHECK NUMBER
CORRECT FOR
☐ PARTIAL ☐ FINAL			☐ COMPLETE ☐ PARTIAL ☐ FINAL
38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT			42a. RECEIVED BY (Print)
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER		41c. DATE
42b RECEIVED AT (Location)
			42c DATE REC’D (YY/MM/DD)	42d TOTAL CONTAINERS

STANDARD FORM 1449 (REV. 2/2012) BACK

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50120C00167	PAGE OF
		3	17

NAME OF OFFEROR OR CONTRACTOR

OUTSET MEDICAL, INC 1261480

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
3

Field Mainteance x 24 mos.

$[***] Monthly Payment

Provide maintenance of up to [***] systems in up to USG-defined [***] CONUS or OCONUS locations, or components shipped to central depot(s)for repair. Contractor must maintain an operational availability of at least [***]%.

Obligated Amount: $[***]

					[***]

4

Training & Curriculum up to [***] sites 24 months

$[***] Monthly Payment

Develop and deliver curricula for healthcare providers (inclusive of credentialed personnel and technicians) for operation and care of portable dialysis technologies.

Obligated Amount: $[***]

					[***]

5

Shipping and Delivery of Dialysis

1 Job $[***]

Care Hemodialysis System (CLIN 0001) The contractor shall ship and delivery of [***] Dialysis Systems and ancillary materials to CONUS (US Territory) locations.

OCONUS Rates, See CLIN 9 for OCONUS rates)

Obligated Amount: $[***]

					[***]

7	Hemodialysis Consumables 1 Job $[***] Shipping and Delivery Surge for delivery Dialysis Systems and ancillary materials to CONUS and (US Territory) locations. Amount: $0.00 (Option Line Item) Continued ...				0.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50120C00167	PAGE OF
		4	17

NAME OF OFFEROR OR CONTRACTOR

OUTSET MEDICAL, INC 1261480

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
8	Hemodialysis Consumables 1 Job $[***] Shipping and Delivery Surge for delivery Dialysis Systems and ancillary materials to OCONUS (US Territory) locations. Amount: $0.00 (Option Line Item)				0.00

9

Shipping and Delivery for OCONUS Shipments (CLIN 0001) for delivery of Dialysis Systems and ancillary materials to OCONUS (US Territory) locations. This is an additional charge to that in CLIN 0005 for OCONUS delivery.

Total OCONUS delivery is $[***] / device Amount: $0.00 (Option Line Item) Optional Quantity Increase

The government has taken a precautionary maximum quantity approach due to the unpredictableness of national events. We cannot accurately predict the scope and timing of a national event such as a natural disaster. This approach ensures that the government has a viable surge option available should the Government require additional services. In reference to FAR 52.217-6, the total allowable increased quantity shall not exceed [***]% of the total contract value. The Government may require the delivery of delivery of services under CLIN?s 0006,0007, 0008 & 0009 as option items, in incremental quantities at the price stated in the award.

					0.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SECTION C - CONTRACT CLAUSES

C.1 FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.acquisition.gov

(End of Clause)

FAR SOURCE	TITLE AND DATE
52.212-1	Instructions to Offeror – Commercial Items (Jun 2020)
52.212-3	Offeror Representations and Certifications – Commercial Items (Jun 2020)
52.212-4	Contract Terms and Conditions – Commercial Items (Oct 2018)
52.245-1	Government Property (Jan 2017)
52.247-34	F.O.B. Destination (Nov 1991)

Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items (Aug 2020)

The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (Aug 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015).

52.233-3, Protest After Award (Aug 1996) (31 U.S.C. 3553).

52.233-4, Applicable Law for Breach of Contract Claim (Oct 2004) (Public Laws 108-77 and 108-78 (19 U.S.C. 3805 note)).

The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

X__ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (June 2020), with Alternate I (Oct 1995) (41 U.S.C. 4704 and 10 U.S.C. 2402).

X__ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Jun 2020) (41 U.S.C. 3509)).

5 of 17

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

X__ (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (Jun 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

X__ (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Jun 2020) (Pub. L. 109-282) (31 U.S.C. 6101 note).

__ (5) [Reserved].

__ (6) 52.204-14, Service Contract Reporting Requirements (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

__ (7) 52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

X__ (8) 52.209-6, Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment. (Jun 2020) (31 U.S.C. 6101 note).

X__ (9) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (Oct 2018) (41 U.S.C. 2313).

__ (10) [Reserved].

__ (11) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (Mar 2020) (15 U.S.C. 657a).

__ (ii) Alternate I (Mar 2020) of 52.219-3.

__ (12) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Mar 2020) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

__ (ii) Alternate I (Mar 2020) of 52.219-4.

__ (13) [Reserved]

__ (14) 52.219-6, Notice of Total Small Business Set-Aside (Mar 2020) of 52.219-6 (15 U.S.C. 644).

__ (ii) Alternate I (Mar 2020) of 52.219-6.

__ (15) 52.219-7, Notice of Partial Small Business Set-Aside (Mar 2020) (15 U.S.C. 644).

__ (ii) Alternate I (Mar 2020) of 52.219-7.

__ (16) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)).

__ (17) 52.219-9, Small Business Subcontracting Plan (Jun 2020) (15 U.S.C. 637(d)(4)).

__ (ii) Alternate I (Nov 2016) of 52.219-9.

__ (iii) Alternate II (Nov 2016) of 52.219-9.

__ (iv) Alternate III (Jun 2020) of 52.219-9.

__ (v) Alternate IV (Jun 2020) of 52.219-9.

__ (18) 52.219-13, Notice of Set-Aside of Orders (Mar 2020) (15 U.S.C. 644(r)). Alternate I (Mar 2020) of 52.219-13.

X__ (19) 52.219-14, Limitations on Subcontracting (Mar 2020) (15 U.S.C. 637(a)(14)).

__ (20) 52.219-16, Liquidated Damages-Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

__ (21) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (Mar 2020) (15 U.S.C. 657f).

__ (22) 52.219-28, Post Award Small Business Program Rerepresentation (May 2020) (15 U.S.C. 632(a)(2)). Alternate I (MAR 2020) of 52.219-28.

__ (23) 52.219-29, Notice of Set-Aside for, or Sole Source Award to, Economically Disadvantaged Women-Owned Small Business Concerns (Mar 2020) (15 U.S.C. 637(m)).

6 of 17

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

__ (24) 52.219-30, Notice of Set-Aside for, or Sole Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (Mar 2020) (15 U.S.C. 637(m)).

__ (25) 52.219-32, Orders Issued Directly Under Small Business Reserves (Mar 2020) (15 U.S.C. 644(r)).

__ (26) 52.219-33, Nonmanufacturer Rule (Mar 2020) (15 U.S.C. 637(a)(17)).

X__ (27) 52.222-3, Convict Labor (Jun 2003) (E.O.11755).

X__ (28) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (Jan 2020) (E.O.13126).

X__ (29) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

X__ (30) 52.222-26, Equal Opportunity (Sep 2016) (E.O.11246).

__ (ii) Alternate I (Feb 1999) of 52.222-26.

__ (31) 52.222-35, Equal Opportunity for Veterans (Jun 2020) (38 U.S.C. 4212).

__ (ii) Alternate I (Jul 2014) of 52.222-35.

__ (32) 52.222-36, Equal Opportunity for Workers with Disabilities (Jun 2020) (29 U.S.C. 793).

__ (ii) Alternate I (Jul 2014) of 52.222-36.

__ (33) 52.222-37, Employment Reports on Veterans (Jun 2020) (38 U.S.C. 4212).

__ (34) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

X__ (35) 52.222-50, Combating Trafficking in Persons (Jan 2019) (22 U.S.C. chapter 78 and E.O. 13627).

__ (ii) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

__ (36) 52.222-54, Employment Eligibility Verification (Oct 2015). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

__ (37) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA–Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

__ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

__ (38) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (Jun 2016) (E.O. 13693).

__ (39) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (Jun 2016) (E.O. 13693).

__ (40) 52.223-13, Acquisition of EPEAT®-Registered Imaging Equipment (Jun 2014) (E.O.s 13423 and 13514).

__ (ii) Alternate I (Oct 2015) of 52.223-13.

__ (41) 52.223-14, Acquisition of EPEAT®-Registered Televisions (Jun 2014) (E.O.s 13423 and 13514).

__ (ii) Alternate I (Jun 2014) of 52.223-14.

__ (42) 52.223-15, Energy Efficiency in Energy-Consuming Products (May 2020) (42 U.S.C. 8259b).

__ (43) 52.223-16, Acquisition of EPEAT®-Registered Personal Computer Products (Oct 2015) (E.O.s 13423 and 13514).

__ (ii) Alternate I (Jun 2014) of 52.223-16.

7 of 17

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

X__ (44) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (Jun 2020) (E.O. 13513).

__ (45) 52.223-20, Aerosols (Jun 2016) (E.O. 13693).

__ (46) 52.223-21, Foams (Jun2016) (E.O. 13693).

__ (47) 52.224-3 Privacy Training (Jan 2017) (5 U.S.C. 552 a).

__ (ii) Alternate I (Jan 2017) of 52.224-3.

__ (48) 52.225-1, Buy American-Supplies (May 2014) (41 U.S.C. chapter 83).

__ (49) 52.225-3, Buy American-Free Trade Agreements-Israeli Trade Act (May 2014) (41 U.S.C. chapter 83, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43.

__ (ii) Alternate I (May 2014) of 52.225-3.

__ (iii) Alternate II (May 2014) of 52.225-3.

__ (iv) Alternate III (May 2014) of 52.225-3.

__ (50) 52.225-5, Trade Agreements (Oct 2019) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

__ (51) 52.225-13, Restrictions on Certain Foreign Purchases (Jun 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

__ (52) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

__ (53) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

__ (54) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

__ (55) 52.229-12, Tax on Certain Foreign Procurements (Jun 2020).

__ (56) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

__ (57) 52.232-30, Installment Payments for Commercial Items (Jan 2017) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

X__ (58) 52.232-33, Payment by Electronic Funds Transfer-System for Award Management (Oct 2018) (31 U.S.C. 3332).

__ (59) 52.232-34, Payment by Electronic Funds Transfer-Other than System for Award Management (Jul 2013) (31 U.S.C. 3332).

__ (60) 52.232-36, Payment by Third Party (May 2014) (31 U.S.C. 3332).

__ (61) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

__ (62) 52.242-5, Payments to Small Business Subcontractors (Jan 2017) (15 U.S.C. 637(d)(13)).

__ (63) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).

__ (ii) Alternate I (Apr 2003) of 52.247-64.

__ (iii) Alternate II (Feb 2006) of 52.247-64.

(End of clause)

8 of 17

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

C.4 HHS Acquisition Regulations (HHSAR)

This contract incorporates one or more HHSAR clauses by reference, with the same force and effect as if they were given in full text. The full text of a clause may be accessed electronically at this/these address(es):

http://www.hhs.gov/

https://www.acquisition.gov/hhsar

HHSAR SOURCE	TITLE AND DATE
352.203-70	Anti-Lobbying (Dec 2015)
352.222-70	Contractor Cooperation in Equal Employment Opportunity Investigations (Dec 2015)
352.224-70	Privacy Act (2015)

C.5 Inspection and acceptance under this contract will be in accordance with FAR 52.212-4 Contract Terms and Conditions - Commercial Items (May 2015).

C.6 FAR 52.217-6 Option for Increased Quantity (Mar 1989)

The Government may increase the quantity of supplies called for in the Schedule at the unit price specified. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days. Delivery of the added items shall continue at the same rate as the like items called for under the contract, unless the parties otherwise agree.

(End of Clause)

C.7 FAR 52.217-7 Option for Increased Quantity-Separately Priced Line Item (Mar 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 15 days. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of clause)

C.8 FAR 52.217-8 Option to Extend Services (Nov 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 15 days prior to expiration of the contract.

(End of Clause)

9 of 17

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

C.9 FAR 52.217-9 Option to Extend the Term of the Contract (Mar 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 15 days of contract expiration; provided, that the Government gives the Contractor a preliminary written notice of its intent to extend at least 15 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 66 months.

(End of Clause)

C. 10 CONTRACTING OFFICER’S REPRESENTATIVE (COR) APPOINTMENT AND AUTHORITY

Performance of work under this contract is subject to the technical direction of the COR or a representative designated by the contracting officer in writing. The term “technical direction” includes, without limitation, direction to the contractor that directs or redirects the labor effort, shifts the work between work areas or locations, and/or fills in details and otherwise serves to ensure that tasks outlined in the contract are accomplished satisfactorily. Technical direction must be within the scope of the contract specification(s)/work statement.

The COR does not have authority to issue technical direction that: (a) Constitutes additional work outside the contract specification(s) work statement; (b) Constitutes a change as defined in the “Changes” clause of this contract; (c) Causes an increase or decrease in the contract price, or the time required for contract performance or interferes with the contractor’s right to perform under the terms and conditions of the contract; or (d) Directs, supervises or otherwise controls the actions of the contractor’s employees.

Technical direction may be oral or in writing. The COR must confirm oral direction in writing within five workdays, with a copy to the contracting officer. The contractor shall proceed promptly with performance resulting from the technical direction issued by the COR. If, in the opinion of the contractor, any direction of the COR or the designated representative falls within the limitations above, the Contractor shall immediately notify the Contracting Officer no later than the beginning of the next Government workday. Failure of the Contractor and the Contracting Officer to agree that technical direction is within the scope of the contract shall be subjected the terms of the “Disputes” clause of this contract.

C.10 Invoice Submission

(a)	Invoice Submission.

(b)	The Contractor shall submit invoices once per month.

(c)	A proper invoice, with all required back-up documentation shall be sent electronically, via email, to the COR mailbox:

10 of 17

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

(d)	Contracting Officer’s Representative: Colton Maddox, [***].

(e)	A proper invoice, not including non-invoice related documents (i.e. deliverables, reports, balance statements) shall be sent electronically, via email, to:

(f)	Contract Specialist: Kimberly Golden; [***]

(g)	Financial Management Service (FMS) via mailbox: [***]

(h)

The subject line of your email invoice submission shall contain the contract number, order number (if applicable), and the number of invoices. The Contractor shall send one email per contract per month. The email may have multiple invoices for the contract. Invoices must be in the following formats: PDF, TIFF, or Word. No Excel formats will be accepted. The electronic file cannot contain multiple invoices; example, 10 invoices requires 10 separate files (PDF or TIFF or Word).

(i)	Invoices shall be submitted in accordance with the contract terms, i.e. payment schedule, progress payments, partial payments, deliverables, etc.

(j)	All calls concerning contract payment shall be directed to the COR.

(k)	Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR Part 1315.

(l)	Invoice Elements.

(m)	The Contractor shall submit an electronic invoice to the email addresses designated in the contract to receive invoices. A proper invoice must include the following items:

(n)	Name and address of the Contractor;

(o)	Invoice date and number;

(p)	Contract number, contract line item number and, if applicable, the order number;

(q)	Description, quantity, unit of measure, unit price and extended price of the items delivered;

(r)	Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(s)	Terms of any discount for prompt payment offered;

(t)	Name and address of official to whom payment is to be sent;

(u)	Name, title, and phone number of person to notify in event of defective invoice; and

(v)	Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(w)	Electronic funds transfer (EFT) banking information.

(x)	The Contractor shall include EFT banking information on the invoice.

(y)	In accordance with the requirements of the Debt Collection Improvement Act of 1996, all payments under this order will be made by electronic funds transfer (EFT). The Contractor shall

(z)	provide financial institution information to the Finance Office designated above in accordance with FAR 52.232-33 Payment by Electronic Funds Transfer - System for Award Management.

(aa)	Additionally, the Program Support Center (PSC) requires:

(bb)	the invoice to break-out price/cost by contract line item number (CLIN) as specified in the pricing section of the contract the invoice to include the Dun & Bradstreet Number (DUNS) of the Contractor

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*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SECTION D – STATEMENT OF WORK

Dialysis Care Hemodialysis System Lease, Maintenance & Training

D.1	Background

The mission of the Division of Strategic National Stockpile (DSNS), of the United States (U.S.) Department of Health and Human Services (HHS) Office of the Assistant Secretary Preparedness and Response (ASPR), is to ensure the availability and rapid deployment of life-savings pharmaceuticals, antidotes, other medical supplies and equipment necessary to counter the effects of nerve agents, biological pathogens, and chemical agents. When state, local, tribe and territorial public health and medical systems request federal assistance to support their response efforts, DSNS ensures that the right medicine and supplies get to those who need them most during emergency.

The Strategic National Stockpile (SNS) is a national repository of large quantities of medicines, vaccines, medical supplies, and medical equipment stored in strategic locations around the nation. The assets are designed to supplement state and local public health departments in the event of large-scale public health emergencies that cause local supplies to run out. The objective is to address the needs of ASPR to support frail populations affected by natural and intentional disasters, and ensure that populations can be cared for in a manner that reduces the burden of transport, portable hemodialysis capabilities need to be incorporated into Federal Medical System and Disaster Medical Assistance Team caches.

D.2	Purpose & Scope

The Coronavirus Disease 2019 (COVID-19) is a respiratory disease caused by infection with a new form of coronavirus (SARS-COV-2) has been detected in multiple locations around the world, including US COVID-19 has been declared a public health emergency both within the United States and worldwide. As many as 30% of patients in the ICU being treated for COVID19 experience Acute Kidney Injury requiring life-maintaining dialysis for 14-21 days. The majority require resource-intensive Hemodialysis and Continuous Renal Replacement Therapy (CRRT) 24 hours a day to address COVID severe complications.

The purpose of this contract is to lease [***] FDA-approved, commercial dialysis platforms that can create their own dialysate form potable sources, using standard 15A or 20A outlets to carry out hemodialysis treatments in temporary outpatient care facilities. ASPR is also seeking to procure a support cache of systems and materials, preventative maintenance support, and training for ASPR Teams to deliver hemodialysis care in temporary outpatient centers.

D.3	Requirement: The contractor shall provide the following services:

1.	Lease [***] Dialysis Systems

The contractor shall lease of [***] systems (new and/or refurbished) equipment, fully operational, assembled, tested, and configured to include all associated cabling, plumbing and dialysis system consumables needed to distribute throughout the US to treat COVID19 patients at various hospitals and clinical settings, in addition to other public health emergencies for a period of 24 months. See section C.4 for Minimum Specifications.

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*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

2.	Shipping and Delivery

The contractor shall ship and delivery all [***] Dialysis Systems and ancillary materials to CONUS and/or OCONUS (US Territory) locations. The contractor shall perform the initial delivery of the units to the designated locations and pick-up the units upon lease expiration.

3.	Installation and Maintenance

a.

The contractor shall set up and install [***] Dialysis Systems and perform routine maintenance on up to [***] USG-defined locations; provide hardware, software support and provide related consumables at up to [***] locations to ensure that the portable dialysis machines are operable and are ready for initial use during a public health emergency.

b.

The contractor shall inspect the equipment to make sure the units are fully operational, assembled, tested, and configured. In addition, provide instruction manuals, cabling, plumbing and system relates consumables.

c.	The contractor shall disinfect the portable dialysis systems daily by using heat disinfection and perform chemical disinfection weekly while in deployment.

4.	Training

The contractor shall develop a curriculum standard training establishing a train-the-trainer format. The curriculum shall be delivered in-person at USG-defined locations up to [***] times a year.

The contractor shall develop a curriculum that includes:

a.	Guidance on how to train healthcare providers in the operation and care of the portable dialysis systems.

b.	An established a curriculum for healthcare providers (inclusive of credentialed personnel and technicians) on the operation and care of portable dialysis technologies.

c.

Provides dialysate circuit overview, system setup guidance, disinfection, degassing, de-aeration, dialysate proportioning, formulation, dialysate modeling, dialysate monitoring, monitors, alarms and interventions, ultrafiltration, rinsing and contingency procedures (e.g. loss of power, loss of water, etc.) training.

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*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

5.	Field Maintenance

a.

The contractor shall conduct field maintenance and perform repairs on the portable dialysis systems transported out in the field. The contractor shall be responsible for parts and labor for device services in the field at up to [***] CONUS and/or OCONUS (US Territory) locations.

b.	The contractor shall maintain an operational availability of the platforms of at least [***]% at all locations.

c.	Components shall be shipped to a central location for repair within a [***]-hour period. The contractor shall conduct additional intensive repairs, if needed.

d.	The contractor shall pick up systems from a maximum of [***] readily accessible locations to perform repairs and redeliver upon repair completion.

6.	Hemodialysis Consumables (Surge)

a.	The contractor shall provide all required consumables (e.g. to perform hemodialysis on all [***] deployed platforms, assuming [***]-day per week clinical operation and up to [***] patients/system/day.

Option to Increase Services:

7.	Hemodialysis Consumables Surge of hemodialysis on deployed platforms, assuming [***]-day per week clinical operation and up to [***] patients/system/day

8.	Shipping and Delivery Surge shipping and delivery of hemodialysis consumables materials to CONUS/OCONUS locations.

9.	Shipping and Delivery Surge

The contractor shall ship and delivery Dialysis Systems and ancillary materials to OCONUS (US Territory) locations.

D.4 Minimum Specifications:

Dialysis Treatment	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

	[***]	[***]
	[***]	[***]
	[***]	[***]

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*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

D.5	Contract Period of Performance

The Government has a requirement to acquire these items and services for both response to public health events, and preparedness. The period of performance will be 24 months from the date of award.

D.6	Deliverables

Deliverable	Format/Deliver to	Date

Kick-Off Meeting Notes	Electronic copy of Kick-Off Meeting Notes – COR	[***]

System Delivery:

Delivery of dialysis platforms to GVT-specified locations. This will be new and/or and refurbished equipment, fully operational, assembled, tested, and configured to include all associated instruction manuals, cabling, plumbing

	Email confirmation to COR/POC	[***]

Training Curriculum: Curriculum for healthcare providers (inclusive of credentialed personnel and technicians) for operation and care of portable dialysis technologies.	Curriculum emailed to COR/POC	[***]

Training: Training curriculum above delivered to first set of personnel	Training delivered at ASPR defined locations	[***]

Routine Maintenance: Provided by contractor within up to [***] USG-Controlled locations Includes weekly chemical disinfection, filter replacement and other routine maintenance as required.	Email confirmation to COR/POC	[***]

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*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Field Maintenance:

Provide maintenance of up to [***] systems in up to [***] locations, or components shipped to central depot(s) for repair. Contractor must maintain an operational availability of at least 90%

Email confirmation to COR/POC	[***]

Consumables:

The contractor shall provide all required consumables to perform hemodialysis on all [***] deployed platforms, assuming [***]-day per week clinical operation and up to [***] patients/system/day.

Email confirmation to COR/POC	[***]

Quarterly Reports:

The report will have two (2) major sections.

1. Technical Status Report. The technical status report will detail technical reports on all problems, technical issues, major developments, and the status of equipment during the reporting period.

2. Business Status Report. The business status report shall provide summarized details of the resource status, and a quarterly accounting of current expenditures.

Emailed to COR/POC	[***]

Special Technical Reports:

The contractor shall electronically submit or otherwise provide to the COR and CO special reports on significant events such as significant target accomplishments, significant equipment tests, failures, significant issues with consumables, or significant delivery issues.

Email to CO/COR/POC	[***]

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*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Final Report:

The contractor shall electronically submit a Final Report making full disclosure of all major deliverables. The Final Report shall be marked with a distribution statement to denote the extent of its availability for distribution, release, and disclosure without additional approvals or authorizations. The Final Report shall be marked on the front page in a conspicuous place with the following marking:

“DISTRIBUTION STATEMENT. Distribution authorized to U.S. Government agencies only to protect information not owned by the U.S. Government and protected by a Contractor’s “limited rights” statement, or received with the understanding that it not be routinely transmitted outside the U.S. Government. Other requests for this document shall be referred to HHS/CO.”

Email to copy CO/COR/POC	[***]

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